SCHEDULE II

Fees are expressed as a percentage of average annual daily net assets, and are payable monthly.

Distribution Fee

Class A* Class B Class C Class I

The Calvert Fund

New Vision Small Cap Fund N/A 0.75 0.75 N/A

Calvert Income Fund 0.25 0.75 0.75 N/A

Calvert Short Duration Income Fund 0.25 N/A N/A N/A

Calvert Tax-Free Reserves

Money Market Portfolio N/A N/A N/A N/A

Limited-Term Portfolio N/A N/A N/A N/A

Long-Term Portfolio 0.10 0.75 0.75 N/A

California Money Market Port. N/A N/A N/A N/A

Vermont Municipal N/A 0.75 0.75 N/A

Calvert Municipal Fund

National Intermediate Fund N/A 0.75 N/A N/A

California Intermediate Fund N/A 0.75 N/A N/A

Calvert Social Investment Fund

Balanced Portfolio 0.10 0.75 0.75 N/A

Equity Portfolio 0.10 0.75 0.75 N/A

Bond Portfolio 0.10 0.75 0.75 N/A

Managed Index Portfolio N/A 0.75 0.75 N/A

Money Market Portfolio N/A N/A N/A N/A

Calvert World Values Fund

Capital Accumulation Fund 0.10 0.75 0.75 N/A

International Equity Fund 0.10 0.75 0.75 N/A

Calvert New World Fund

Calvert New Africa Fund N/A 0.75 0.75 N/A

First Variable Rate Fund

Calvert First Government

Money Market N/A 0.75 0.75 N/A

Calvert Social Index Series, Inc.

Calvert Social Index Fund N/A 0.75 0.75 N/A

Calvert Impact Fund, Inc.

Calvert Large Cap Growth Fund N/A 0.75 0.75 N/A

*Distributor reserves the right to waive all or a portion of the distribution fee from time to time.

DATED: December 5, 2001

SCHEDULE III

Fees are expressed as a percentage of average annual daily net assets and are payable monthly.

Service Fee

Class A Class B Class C Class I The Calvert Fund

New Vision Small Cap Fund 0.25 0.25 0.25 N/A

Calvert Income Fund 0.25 0.25 0.25 N/A

Calvert Short Duration Income Fund 0.25 N/A N/A N/A

Calvert Tax-Free Reserves

Money Market Portfolio N/A N/A N/A N/A

Limited-Term Portfolio N/A N/A N/A N/A

Long-Term Portfolio 0.25 0.25 0.25 N/A

California Money Market Port. N/A N/A N/A N/A

Vermont Municipal N/A 0.25 0.25 N/A

Calvert Municipal Fund

National Intermediate Fund 0.25 0.25 N/A N/A

California Intermediate Fund 0.25 0.25 N/A N/A

Calvert Social Investment Fund

Balanced Portfolio 0.25 0.25 0.25 N/A

Equity Portfolio 0.25 0.25 0.25 N/A

Bond Portfolio 0.25 0.25 0.25 N/A

Managed Index Portfolio 0.25 0.25 0.25 N/A

Money Market Portfolio 0.25 N/A N/A N/A

Technology Portfolio 0.25 0.25 0.25 N/A

Class A Class B Class C Class I

Calvert World Values Fund

Capital Accumulation Fund 0.25 0.25 0.25 N/A

International Equity Fund 0.25 0.25 0.25 N/A

Calvert New World Fund

Calvert New Africa Fund 0.25 0.25 0.25 N/A

First Variable Rate Fund

Calvert First Government

Money Market N/A 0.25 0.25 N/A

Calvert Social Index Series, Inc.

Calvert Social Index Fund 0.25 0.25 0.25 N/A

Calvert Impact Fund, Inc.

Calvert Large Cap Growth Fund 0.25 0.25 0.25 N/A

DATED: December 5, 2001